                               TABLE OF CONTENTS

                   Portfolio Manager's Report to Shareholders
                                     PAGE 2

                       Schedules of Portfolio Investments
                                     PAGE 7

                      Statements of Assets and Liabilities
                                     PAGE 9

                            Statements of Operations
                                    PAGE 10

                      Statements of Changes in Net Assets
                                    PAGE 11

                         Notes to Financial Statements
                                    PAGE 12

                              Financial Highlights
                                    PAGE 19

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

         VALUE OF A $10,000 INVESTMENT
               Measurement Period          Alpine U.S. Real Estate         Wilshire Real Estate    Lipper Real Estate
             (Fiscal Year Covered          Y Shares                        Securities Index        Fund Average
9/3/93                                                       10000             10000             10000
9/30/93                                                      10350             10455             10330
3/31/94                                                      10901              9924              9940
9/30/94                                                      10117              9890              9693
3/31/95                                                       9674              9902              9313
9/30/95                                                      11900             10823             10342
3/31/96                                                      13085             11685             10900
9/30/96                                                      13515             12962             11812
3/31/97                                                      16229             15627             13743
9/30/97                                                      24151             18410             15936
3/31/98                                                      25876             18245             16201

Past performance is not predictive of future results. Investment return and principal value of the Alpine U.S. Real Estate Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total return would have been lower.

Performance of Investor A, B and C shares for the period prior to their inceptions on 3/10/95, represents performance for Y shares. A, B and C shares are subject to distribution and service fees, which had they been included in the prior period, performance would have been lower.

The Wilshire Real Estate Securities Index (WARESI) is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate and equity (non-health) REITs.

The Lipper Real Estate Average is made up of funds that invest 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.

                      COMPARATIVE TOTAL RETURNS AS OF 3/31/98
------------------------------------------------------------------------------------
                                                                             SINCE
                                                     1 YEAR     3 YEAR     INCEPTION
------------------------------------------------------------------------------------
Wilshire Real Estate Securities Index (WARESI)       16.75%     22.60%      14.03%
Lipper Real Estate Fund Average                      17.89%     20.27%      11.11%
------------------------------------------------------------------------------------
Alpine Class A (4.75%)*                              51.58%     36.18%      21.54%
Alpine Class B (5.00%)*                              52.96%     36.91%      22.04%
Alpine Class C (1.00%)*                              57.00%     37.56%      22.35%
Alpine Class Y                                       59.44%     38.81%      23.08%

    * Represents maximum sales load.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Alpine U.S. Real Estate Equity Fund's first report to shareholders as part of the Alpine family of real estate funds. This report will continue the Q&A report format which we used at Evergreen to discuss not only the Fund's performance, but also issues and trends which are current and germane to real estate securities.

Q. WHAT WAS THE ALPINE U.S. REAL ESTATE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDING MARCH 31, 1998?
 A. We are pleased to report to shareholders that your fund continued to produce strong performance relative to other real estate funds, during both the first calendar quarter of 1998, and the first half of the fund's fiscal year. As the accompanying chart illustrates, the Alpine U.S. Real Estate Equity Fund's 5.7% (Class Y) return for the 1998's first quarter outperformed the Wilshire Real Estate Securities Index, which declined by (0.75)%. For the six months under review, your fund produced a 7.1% (Class
    Y) total return as compared with the (0.90%)% decline of the Index. Even during this stagnant period for real estate stocks in the U.S., we were able to find some opportunities for growth. Only real estate funds which invested abroad (including Alpine's International Real Estate Equity Fund) produced higher returns than your fund, for these periods.
         The Alpine U.S. Real Estate Equity Fund continues to lead all other real estate mutual funds and relevant indices over the period ending 3/31/98. The fund's trailing twelve month total return of 59.4% (Class Y) places it as the top performing real estate mutual fund out of 71 funds tracked by Lipper. The three year trailing average annual total return of 38.8% (Class Y) positions the fund first among 32 real estate funds. This performance was vastly superior to the Wilshire index which generated one and three year total returns of 16.8% and 22.6% respectively. While the fund is not quite five years old, its total return of 23.1% since its inception on 9/3/93 completes the long term pattern of outperforming all other real estate funds, ranking it first out of nine funds according to Lipper.

Q. WHAT HAS ENABLED THIS FUND TO PRODUCE SUPERIOR TOTAL RETURNS DURING RECENT PERIODS?
 A. We believe the combination of the fund's relatively-broad investment universe, and management's focus on investing both opportunistically and strategically in undervalued real estate securities contribute to the funds relative outperformance. This fund's ability to invest not only in REITs, but also in real estate operating companies, non-REIT lodging companies, homebuilders and real estate asset plays, has provided management with more investment opportunities and enhances our ability to diversify the portfolio. Management's emphasis on buying real estate securities at a discount to their underlying value has produced significant returns in that 12 of the fund's holdings have been the subject of agreed takeovers by other companies during the past 6 quarters. In general this has provided significant total returns to the fund, including four takeovers during the latest six months.

Q. HAVE THERE BEEN MANY CHANGES IN THE PORTFOLIO DURING THE PAST SIX MONTHS?
 A. The major changes in the portfolio have been adjustments in the weightings of different

---------------
* The ranking is based on total return. The fund waived fees. Without this waiver the ranking may have been lower. Past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

                           GEOGRAPHICAL DISTRIBUTION

                     [GEOGRAPHICAL DISTRIBUTION PIE GRAPH]
                                      LOGO

                              SECTOR DISTRIBUTION

                        [SECTOR DISTRIBUTION PIE GRAPH]
                                      LOGO

TOP 10 HOLDINGS

     Sunstone Hotel
 1.  Investors                   Hotel REIT               6.  Patriot American        Hotel REIT
 2.  Crossman Communities        Homebuilder              7.  Asset Investors         Mfg. Home Pks. REIT
 3.  Starwood Lodging            Hotel REIT               8.  Lennar                  Homebuilder
 4.  Servico                     Lodging Company          9.  Meditrust               Mixed Use REIT
 5.  U.S. Home Corp.             Homebuilder             10.  Toll Brothers           Homebuilder

    sectors as opposed to significant changes in individual holdings. For example, REITs have been reduced from 52.3% to 43.3%, while real estate operating companies increased from 10.9% to 14.3% and homebuilders rose from 16.7% to 23.8% of the portfolio. Much of this change reflected conscious underweighting of the office/industrial sector, which was reduced from 28.3% to 14.6% of the portfolio in response to overvaluation. Homebuilders increased as a result of both strong share price appreciation and several additions to the portfolio.

Q. WHAT WAS THE RATIONALE FOR THE MAJOR CHANGES IN THE OFFICE/INDUSTRIAL SECTOR AND THE HOMEBUILDING SECTOR?
 A. Management's focus on underlying valuation has benefited significantly from the overall stock market's focus on industry consolidation. We believe it is possible to make money by owning both the consolidators as well as the acquisition targets of these companies. The recent run-up in purchase prices for office buildings, industrial properties and shopping malls, has reduced the potential for REIT earnings growth through acquisitions due to diminished near term investment returns on

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

    property purchases. As acquisition candidates,most office REITS are already relatively expensive, and would not show much of a return if they were acquired by another company. On the other hand, the homebuilding industry is at the beginning of its consolidation wave, and we feel that there will be a number of opportunities for the fund to benefit, not only from owning potential take over candidates, but also from the significant synergies that such consolidation could bring.

Q. WHAT HAVE BEEN THE MAJOR DRIVERS OF EARNINGS GROWTH FOR REAL ESTATE COMPANIES DURING THE PAST FEW YEARS?
 A. While there are several ways in which real estate companies have been growing earnings over the past few years, the fundamental sources have been derived from increasing demand that either meets or exceeds the existing supply of buildings. In essence, this has created upward pressure on rents, land prices and home prices. On the corporate level, this has led to growing revenue and expanding profit margins for real estate companies. We refer to such earnings growth as "internally generated". In addition, many companies have been able to create so-called "external" growth as public companies have been able to capture the "spread" between the lower cost of stock market capital and private real estate investment yields. For the past five years, this has driven a consolidation wave throughout the industry, creating the opportunity for a number of local companies to expand into super regional or national real estate operating companies. These large companies have derived additional earnings growth from their scale of operations and other synergies based on multi-market capabilities. An interesting side product of the consolidation wave is that it has produced a significant amount of merger and acquisition activity as high priced companies were able to use their stock to buy lower priced companies. Such M&A activity often provides both "external" acquisition spreads and "internal" cost savings and synergies. However, we believe that opportunities for external growth are now much more limited due to its transient cyclical nature. We tend to discount external growth in favor of internally derived income. The stock market appears to be finally discounting those companies which have relied on acquisitions to increase their earnings in the past and now face the potential for a contraction in their prospective earnings growth rates. We believe this has created much of the recent weakness in property shares relative to the overall stock market.

Q. GIVEN THE COMPLEX INTERACTION OF REAL ESTATE FUNDAMENTALS AND STOCK MARKET DYNAMICS, WHERE DO YOU SEE OPPORTUNITIES DURING THE NEXT FEW QUARTERS?
 A. While the prospects for moderate growth in real estate income appear sustainable over the next few years, we must acknowledge that the greatest growth has already been made during the prior few years' recovery phase of the cycle. Nevertheless, we are optimistic that real estate stocks will perform well given both the solid fundamentals of the real estate market, and especially the low relative price multiples of REITs, real estate operating companies, and homebuilders in comparison with the overall stock market. Given the lack of boom/bust cyclicality in the economy during this decade and the traditional pattern of real estate cash flows which tend to follow after expansion in the economy, we expect reduced cyclicality of earnings. These trends suggest better medium-term growth prospects for real estate companies than many other industries. Such improved certainty of earnings could lead to higher relative valuations for stocks in these sectors which currently are priced near historically low relative multiples. We believe this is especially the case for the lodging and homebuilding
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

    sectors, which we believe will have the best medium-term growth potential, and selectively in the office/industrial category.
         Not only are real estate stocks cheap in relation to the overall stock market, but they have evolved into dominant industry players. This is true for both commercial and residential real estate companies; for REITs, real estate operating companies and homebuilders. These companies are positioned to benefit from their prominence and growing market share. As industry leaders they can set a pattern of business practices for many private companies to follow. We believe that the disciplines induced by the public market participants will further tame the excesses which historically could promote cyclical imbalances. If this growing public role can produce more stable earnings growth over time, we would expect to see share prices revalued higher.
         Thus we remain positive on the broad spectrum of real estate securities, with an emphasis on both dominant national consolidators and nimble niche investors which appear undervalued by the stock market.

/s/ Samuel A. Lieber
Samuel A. Lieber
Alpine Management and Research, LLC

---------------
* For more information about the Alpine U.S. Real Estate Fund, include charges & expenses, request a prospectus by calling (888) 785-5578. Please read the prospectus carefully before investing or sending money.
--------------------------------------------------------------------------------

ALPINE U.S. REAL ESTATE EQUITY FUND

                            SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1998
                                  (UNAUDITED)

                       SECURITY
 SHARES              DESCRIPTION                VALUE
--------   --------------------------------  -----------
EQUITY SECURITIES -- 96.2%
REAL ESTATE INVESTMENT TRUSTS -- 43.3%
Apartments -- 1.9%
  25,000   Apartment Investment &
             Management Co. ...............  $   962,500
                                             -----------
Community Shopping Centers -- 1.2%
  20,000   Kranzco Realty Trust............      360,000
   5,000   Mid America Realty Investors,
             Inc. .........................       51,875
  12,800   Western Investment Real Estate
             Trust.........................      191,200
                                             -----------
                                                 603,075
                                             -----------
Factory Outlet Centers -- 3.4%
  20,000   Chelsea GCA Realty, Inc. .......      740,000
  79,800   Horizon Group, Inc. ............      982,537
                                             -----------
                                               1,722,537
                                             -----------
Hotels -- 14.0%
  33,000   Innkeepers USA Trust............      540,375
  63,463   Patriot American Hospitality,
             Inc. .........................    1,713,501
  20,700   RFS Hotel Investors, Inc. ......      377,775
  41,001   Starwood Lodging Trust..........    2,190,991
 137,000   Sunstone Hotel Investors,
             Inc. .........................    2,192,000
                                             -----------
                                               7,014,642
                                             -----------
Manufactured Home Parks -- 3.2%
  85,180   Asset Investors Corp. ..........    1,602,449
                                             -----------
Mixed Use -- 2.8%
  45,000   Meditrust Co. ..................    1,389,375
                                             -----------
Office-Industrial Buildings -- 14.6%
  18,400   American Industrial
             Properties....................      255,300
  12,100   Arden Realty Group, Inc. .......      344,850
  25,000   Boston Properties, Inc. ........      879,687
  40,000   Brandywine Realty Trust.........      952,500
  42,000   CarrAmerica Realty Corp.........    1,260,000
  25,600   Crescent Real Estate Equities,
             Inc. .........................      921,600
  25,000   Kilroy Realty Corp. ............      714,063
  25,000   Liberty Property Trust..........      671,875
  10,000   Parkway Properties, Inc. .......      326,250
  30,000   Weeks Corp. ....................      980,625
                                             -----------
                                               7,306,750
                                             -----------
Shopping Centers -- 2.2%
  11,600   *Alexander's, Inc. .............    1,086,775
                                             -----------
           Total Real Estate Investment
             Trusts
             (Cost $20,127,120)............   21,688,103
                                             -----------

                       SECURITY
 SHARES              DESCRIPTION                VALUE
--------   --------------------------------  -----------
EQUITY SECURITIES, CONTINUED:
COMMON STOCKS -- 52.9%
Homebuilders -- 23.8%
  19,000   *Beazer Homes USA, Inc. ........  $   488,063
  50,200   Cavalier Homes, Inc. ...........      574,162
  20,000   Clayton Homes, Inc. ............      405,000
  25,300   Continental Homes Holding
             Corp. ........................    1,176,450
  70,000   *Crossmann Communities, Inc. ...    2,078,125
  25,000   Del Webb Corp. .................      762,500
  60,000   Engle Homes, Inc. ..............    1,005,000
  43,060   Lennar Corp. ...................    1,482,879
  42,600   MDC Holdings,Inc................      756,150
 117,800   *Presley Companies (The)........      132,525
  43,000   *Toll Brothers, Inc. ...........    1,209,375
  71,600   *US Home Corp. warrants Cl. B
             $20-expiring 6/22/98..........    1,843,700
                                             -----------
                                              11,913,929
                                             -----------
Lodging -- 14.8%
  99,000   *Candlewood Hotel Co., Inc. ....      804,375
  87,700   *Execustay Corp. ...............    1,118,175
  69,900   *Homestead Village Properties,
             Inc. .........................    1,057,238
  50,000   *Host Marriott Corp. ...........      946,875
  90,000   *John Q. Hammons Hotels,
             Inc. .........................      708,750
  91,300   *Servico, Inc. .................    1,928,712
  55,000   *Suburban Lodges America,
             Inc. .........................      873,125
                                             -----------
                                               7,437,250
                                             -----------
Real Estate Operating Companies -- 14.3%
  30,500   *American Skiing Co. ...........      510,875
  20,000   Bentall Corp. ..................      264,672
  30,000   *Cadillac Fairview Corp. .......      648,750
  78,000   *Capital Trust..................      760,500
  40,500   *Crescent Operating, Inc. ......      865,687
  15,000   Forest City Enterprises,
             Inc. .........................      846,563
  40,400   *Grubb & Ellis Co. .............      409,050
   8,500   Newhall Land & Farming Co. .....      272,000
  65,000   Sonic Automotive, Inc.++........    1,121,250
  13,200   St. Joe Corp. ..................      443,850
  70,200   *Wellsford Real Properties, Inc.
             144A..........................    1,017,900
                                             -----------
                                               7,161,097
                                             -----------
           Total Common Stocks
             (Cost $20,877,241)............   26,512,276
                                             -----------

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                            SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1998
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT                                          VALUE
---------                                     -----------
SHORT-TERM INVESTMENTS -- 0.1%
Government Agency Bonds & Notes -- 0.1%
  55,000    Federal Home Loan Bank
              5.45%, 4/13/98 (cost
              $54,900)....................    $    54,900
                                              -----------
            Total Investments
              (cost $41,059,261)...   96.3%    48,255,279
            Other Assets and
              Liabilities -- net...    3.7      1,841,232
                                     -----    -----------
            NET ASSETS.............  100.0%   $50,096,511
                                     =====    ===========

---------

   * Non-income producing security.

144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

  ++ Investment in non-controlled affiliate-holding over 5% of outstanding voting securities. This investment was acquired by the Fund at a cost of $933,745. During the six months ended March 31, 1998, the Fund recognized no dividend income from this security.

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 MARCH 31, 1998
                                  (UNAUDITED)

ASSETS:
  Investments at value (identified cost, $41,059,261).......  $48,255,279
  Receivable for investments sold...........................    2,544,360
  Receivable for Fund shares sold...........................      616,054
  Dividends receivable......................................       84,171
  Unamortized organization expense..........................        3,693
  Prepaid expenses and other assets.........................       35,841
                                                              -----------
     Total assets...........................................   51,539,398
                                                              -----------
LIABILITIES:
  Payable for investments purchased.........................    1,229,844
  Payable for Fund shares redeemed..........................       70,161
  Due to custodian bank.....................................       43,915
  Advisory fee payable......................................       40,179
  Distribution Plan expenses payable........................       14,187
  Accrued expenses and other liabilities....................       44,601
                                                              -----------
     Total liabilities......................................    1,442,887
                                                              -----------
NET ASSETS..................................................  $50,096,511
                                                              ===========
NET ASSETS REPRESENTED BY
  Paid-in capital...........................................  $41,654,688
  Accumulated distributions in excess of net investment
     income.................................................     (160,715)
  Accumulated net realized gain on investments..............    1,406,520
  Net unrealized appreciation of investments................    7,196,018
                                                              -----------
     TOTAL NET ASSETS.......................................  $50,096,511
                                                              ===========
Net assets value
  Class A shares
     Net assets of $9,727,668 / 553,545 shares
      outstanding...........................................  $     17.57
  Offering price (based on sales of 4.75%)..................  $     18.45
  Class B shares
     Net assets of $9,348,703 / 539,636 shares
      outstanding...........................................  $     17.32
  Class C shares
     Net assets of $3,507,453 / 202,594 shares
      outstanding...........................................  $     17.31
  Class Y shares
     Net assets of $27,512,686 / 1,551,674 shares
      outstanding...........................................  $     17.73
                                                              ===========

                       See notes to financial statement.

ALPINE U.S. REAL ESTATE EQUITY FUND

                            STATEMENTS OF OPERATIONS
                        SIX MONTHS ENDED MARCH 31, 1998
                                  (UNAUDITED)

INVESTMENT INCOME:
  Interest............................................................   $   22,718
  Dividends (net of foreign withholding taxes of $459)................      284,876
                                                                         ----------
     Total income.....................................................      307,594
                                                                         ----------
EXPENSES:
  Advisory fee..............................................  $183,084
  Distribution Plan expenses................................    53,683
  Transfer agent fee........................................    32,036
  Registration fee..........................................    31,773
  Trustees fees.............................................       684
  Other.....................................................    34,945
                                                              --------
     Total expenses.........................................   336,205
Less: Indirectly paid expenses..............................    (1,539)
      Fee waivers and/or reimbursement from Investment
      Advisor...............................................    (3,691)
                                                              --------
Net expenses..........................................................      330,975
                                                                         ----------
Net Investment Loss...................................................      (23,381)
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments....................................    2,166,757
  Net change in unrealized appreciation on investments................    1,047,173
                                                                         ----------
Net realized and unrealized gain on investments.......................    3,213,930
                                                                         ----------
Net Increase In Net Assets Resulting From Operations..................   $3,190,549
                                                                         ==========

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               MARCH 31, 1998    SEPTEMBER 30, 1997
                                                              ----------------   ------------------
                                                                (UNAUDITED)
OPERATIONS:
  Net investment income (loss)..............................    $    (23,381)       $    155,093
  Net realized gain on investments..........................       2,166,757           4,054,572
  Net change in unrealized appreciation of investments......       1,047,173           5,804,070
                                                                ------------        ------------
     Net increase in net assets resulting from operations...       3,190,549          10,013,735
                                                                ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
     Class A................................................              --              (6,261)
     Class B................................................              --              (9,714)
     Class C................................................              --              (6,723)
     Class Y................................................         (70,842)           (227,570)
  In excess of net investment income
     Class A................................................         (33,856)                 --
     Class B................................................         (32,220)                 --
     Class C................................................         (13,786)                 --
     Class Y................................................         (80,853)                 --
  From net realized gain on investments
     Class A................................................        (645,169)            (38,196)
     Class B................................................        (785,584)            (78,705)
     Class C................................................        (336,121)            (45,396)
     Class Y................................................      (2,702,405)         (1,293,384)
                                                                ------------        ------------
     Total distribution to shareholders.....................      (4,700,836)         (1,705,949)
                                                                ------------        ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds for shares sold..................................      31,602,738           9,072,219
  Payments for shares redeemed..............................     (11,728,801)         (2,863,078)
  Net asset value of shares issued in reinvestment of
     distributions..........................................       4,376,852           1,419,029
                                                                ------------        ------------
     Net increase in net assets resulting from capital share
       transactions.........................................      24,250,789           7,628,170
                                                                ------------        ------------
     Total increase in net assets...........................      22,740,502          15,935,956
                                                                ------------        ------------
NET ASSETS:
  Beginning of period.......................................      27,356,009          11,420,053
                                                                ------------        ------------
  End of period.............................................    $ 50,096,511        $ 27,356,009
                                                                ============        ============
Undistributed (accumulated distributions in excess of) net
  investment income.........................................    $   (160,715)       $     94,223
                                                                ============        ============

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN U.S. REAL ESTATE EQUITY FUND)

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

1.   ORGANIZATION:

     Alpine U.S. Real Estate Equity Fund, formerly Evergreen U.S. Real Estate Equity Fund, the ("Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a separate series of the Alpine Equity Trust, formerly the Evergreen Equity Trust, a Massachusetts business trust organized in 1988.

     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay higher ongoing distribution plan expenses than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to certain institutional or individual investors who do not receive services of financial intermediaries that offer shares of the Fund.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

     A. VALUATION OF SECURITIES:

     The Fund values securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Fund values securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. Securities for which market quotations are not available, including restricted securities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

     B. REPURCHASE AGREEMENTS:

     The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN U.S. REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                  (UNAUDITED)

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts. Dividend income is recorded on the ex-dividend date. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued as applicable.

     D. FEDERAL TAXES:

     The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund will not incur any federal income tax liability since it is expected to distribute all of its net investment company taxable income and net capital gains, if any, to its shareholders. The Fund also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Fund's policy not to distribute such gains.

     E. DISTRIBUTIONS:

     Distributions from net investment income and net realized capital gains of the Fund are declared and paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for certain distributions received from real estate investment trusts.

     F. CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

     G. ORGANIZATION EXPENSES:

     Organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN U.S. REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                  (UNAUDITED)

3.   CAPITAL SHARE TRANSACTIONS:

     The Fund has an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares of the Fund were as follows:

                                           SIX MONTHS ENDED              YEAR ENDED
                                      MARCH 31, 1998 (UNAUDITED)     SEPTEMBER 30, 1997
                                      --------------------------    ---------------------
                                        SHARES         AMOUNT       SHARES       AMOUNT
                                      ----------    ------------    -------    ----------
CLASS A
Shares sold.........................    641,024     $11,181,013     184,220    $3,010,088
Shares redeemed.....................   (271,106)     (4,755,271)    (64,718)     (998,200)
Shares issued in reinvestment of
  distributions.....................     40,006         636,489       3,065        37,276
                                      ---------     -----------     -------    ----------
Net increase........................    409,924       7,062,231     122,567     2,049,164
                                      ---------     -----------     -------    ----------
CLASS B
Shares sold.........................    426,822       7,237,989     154,550     2,373,682
Shares redeemed.....................   (114,870)     (1,882,289)    (16,358)     (229,903)
Shares issued in reinvestment of
  distributions.....................     47,696         749,779       7,088        85,699
                                      ---------     -----------     -------    ----------
Net increase........................    359,648       6,105,479     145,280     2,229,478
                                      ---------     -----------     -------    ----------
CLASS C
Shares sold.........................    210,272       3,641,213     103,769     1,665,261
Shares redeemed.....................   (114,827)     (1,992,225)    (27,945)     (417,762)
Shares issued in reinvestment of
  distributions.....................     19,734         310,020       1,541        18,793
                                      ---------     -----------     -------    ----------
Net increase........................    115,179       1,959,008      77,365     1,266,292
                                      ---------     -----------     -------    ----------
CLASS Y
Shares sold.........................    567,197       9,542,523     137,476     2,023,188
Shares redeemed.....................   (180,969)     (3,099,016)    (87,776)   (1,217,213)
Shares issued in reinvestment of
  distributions.....................    167,013       2,680,564     104,600     1,277,261
                                      ---------     -----------     -------    ----------
Net increase........................    553,241       9,124,071     154,300     2,083,236
                                      ---------     -----------     -------    ----------
Total Net increase..................  1,437,992     $24,250,789     499,512    $7,628,170
                                      ---------     -----------     -------    ----------

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN U.S. REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                  (UNAUDITED)

4.   SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were $40,219,298 and $22,012,316, respectively, for the six months ended March 31, 1998.

5.   DISTRIBUTION PLANS:

     Evergreen Distributors, Inc. ("EDI"), formerly Evergreen Keystone Distributor, Inc., a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Fund.

     The Fund has adopted Distribution Plans for each class of shares, except Class Y Shares, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees paid to broker-dealers who sell shares of the Fund, are paid by the Fund. Pursuant to the Distribution Plans each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net asset of the class. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

     During the six months ended March 31, 1998, amounts paid to EDI and/or its predecessor pursuant to the Fund's Class A, Class B and Class C Distribution Plans were $7,190, $32,677 and $13,816, respectively.

     Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS:

     Effective February 23, 1998, the Fund entered into an investment advisory agreement with Alpine Management & Research, LLC ("Alpine"). Alpine is a newly formed Delaware limited liability company organized for the purpose of providing investment advisory and management services to investment companies and other advisory clients. Prior to February 23, 1998, Evergreen Asset Management Corp ("Evergreen Asset"), a wholly owned subsidiary of First Union National Bank, served as investment adviser to the Fund. Pursuant to each investment advisor's agreement with the Fund, Alpine and Evergreen Asset were entitled to an annual fee based on the Fund's average daily net assets, determined in accordance with the following schedule:

First $750 million..........................................  1.00%
Next $250 million...........................................  0.90%
Over $1 billion.............................................  0.80%

     For the period from February 23, 1998 through March 31, 1998, Alpine was paid $3,963 for its services. For the period October 1, 1997 through February 22, 1998, Evergreen Asset earned fees of $175,430 for its services. During the period, for which it served as adviser, Evergreen Asset agreed to reimburse the Fund to

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN U.S. REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                  (UNAUDITED)

     the extent that the Fund's operating expenses (including the investment advisory fee and amortization of organizational expenses but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder services fees and extraordinary expenses) exceeded 1.50% of the Fund's average daily net assets. Evergreen Asset waived advisory fees aggregating $3,691 for the period October 1, 1997 through February 22, 1998 pursuant to this agreement.

     Evergreen Investment Services, Inc. ("EIS"), formerly Evergreen Keystone Investment Services, Inc, a subsidiary of First Union, serves as administrator for the Fund. BISYS Fund Services, serves as the Fund's sub-administrator. The administrator and sub-administrator for the Fund are each entitled to an annual fee which is paid by the investment advisor and is not a Fund expense.

     Prior to February 23, 1998, Lieber & Company, an affiliate of First Union, was the investment sub-adviser to the Fund and also provided brokerage services with respect to substantially all security transactions of the Fund effected on the New York or American Stock Exchanges. For the period October 1, 1997 through February 22, 1998, the Fund incurred $117,092 in brokerage commissions with Lieber & Company. Lieber & Company was reimbursed by Evergreen Asset, at no additional expense to the Fund, for its cost of providing investment advisory services.

     Evergreen Service Company ("ESC"), formerly Evergreen Keystone Service Company, an affiliate of First Union, serves as the transfer and dividend disbursing agent for the Fund.

     Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

7.   EXPENSE OFFSET ARRANGEMENT:

     The Fund has entered into an expense offset arrangement with its custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

8.   FINANCING AGREEMENT:

     On October 31, 1996, a financing agreement among certain Evergreen Funds , State Street Bank & Trust ("State Street") and a group of Banks (the "Banks") became effective. Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly among the Banks. Borrowings under this facility bore interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds. State Street served as agent for the Banks, and as agent was entitled to a fee of $15,000 which was allocated to all of the participating funds. This agreement was terminated on October 31, 1997.

     On October 31, 1997, a temporary financing agreement between the participating Funds and First Union became effective. Under this agreement, First Union provided a fully committed unsecured credit facility in the aggregate amount of $300 million. Borrowings under this facility bore interest at 1.00% per annum

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN U.S. REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                  (UNAUDITED)

     above the Federal Funds rate. State Street served as administrative agent under this agreement, but received no compensation for its services. This agreement was terminated on December 22, 1997.

     On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street and a group of Banks ("the Banks") became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility is allocated, under the terms of the financing agreement, among the Banks. The credit facility is to be accessed by the funds for temporary or emergency purposes only and is subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the committed facility, which will be allocated to all funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the funds.

     Effective February 22, 1998, the Fund discontinued its participation in this financing agreement. During the period from October 1, 1997 to February 22,1998, the Fund had no borrowings under these agreements.

9. CONCENTRATION OF CREDIT RISK:

     The Fund invests a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts. As a result, the Fund may be more affected by economic developments in the real estate industry than would a general equity fund.

10. SUBSEQUENT EVENTS:

     Effective April 27, 1998, BISYS Fund Services L.P. ("BISYS L.P.") became the Fund's Principal Underwriter, Distributor and Administrator and BISYS Fund Services Ohio, Inc. ("BISYS OHIO.") became the Fund's Accountant, Transfer Agent and Dividend Disbursement Agent. In addition, effective April 27, 1998, Investors Fiduciary Trust Company ("IFTC") became the Fund's Custodian. In return for these serves, BISYS L.P and BISYS OHIO will earn an annual fee amounting to 0.23% of the Fund's average daily net assets and IFTC will earn an annual fee amounting to 0.095% of the Fund's average daily net assets. The Distribution Plan expenses incurred by the Fund under its Distribution Plans will not be affected by the change in service providers.

11. SPECIAL MEETING OF SHAREHOLDERS:

     A special meeting of shareholders of the Fund was held on February 23, 1998 to consider a number of proposals. On January 12, 1998, the record date for the meeting, the Fund had 2,175,582 shares outstanding, of which 1,263,253 were represented at the meeting. The votes recorded at the meeting, by proposal, were as follows:

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN U.S. REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                  (UNAUDITED)

PROPOSAL 1 -- APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND
              AND ALPINE MANAGEMENT & RESEARCH LLC:

Voted "For".................................................  1,207,663
Voted "Against".............................................     24,999
Voted "Abstain".............................................     30,591

PROPOSAL 2 -- ELECTION OF TRUSTEES:

                                                 VOTED         VOTED           VOTED
                                                 "FOR"       "AGAINST"      "ABSTAINED"
                                               ---------    -----------    -------------
Laurence B. Ashkin...........................  1,242,547      17,452           3,254
Foster Bam...................................  1,241,288      18,711           3,254
Samuel A. Lieber.............................  1,240,814      19,185           3,254
H. Guy Leibler...............................  1,242,072      17,927           3,254

PROPOSAL 3 -- CHANGES IN INVESTMENT POLICIES AND RESTRICTIONS:

Proposal 3.A.(1) -- Concentration of investments

     Voted "For"............................................  1,219,445
     Voted "Against"........................................     15,124
     Voted "Abstain"........................................     28,684
Proposal 3.A.(2) -- Borrowings
     Voted "For"............................................  1,218,323
     Voted "Against"........................................     16,246
     Voted "Abstain"........................................     28,684
Proposal 3.A.(3) -- Pledging Assets
     Voted "For"............................................  1,220,704
     Voted "Against"........................................     18,865
     Voted "Abstain"........................................     28,684
Proposal 3.A.(4) -- Short Sales
     Voted "For"............................................  1,219,920
     Voted "Against"........................................     14,649
     Voted "Abstain"........................................     28,684
Proposal 3.A.(5) -- Loans
     Voted "For"............................................  1,220,704
     Voted "Against"........................................     13,865
     Voted "Abstain"........................................     28,684
Proposal 3.A.(6) -- Real Estate
     Voted "For"............................................  1,219,920
     Voted "Against"........................................     14,649
     Voted "Abstain"........................................     28,684

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     YEAR ENDED SEPTEMBER 30,
                                              SIX MONTHS ENDED   --------------------------------
                                               MARCH 31, 1998     1997#       1996#       1995*
                                              ----------------   --------    --------    --------
                                                (UNAUDITED)#
CLASS A SHARES
  NET ASSET VALUE BEGINNING OF PERIOD.......      $ 19.34        $  12.49    $  11.42    $   9.21
                                                  -------        --------    --------    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............        (0.02)           0.12**      0.20        0.18
  Net realized and unrealized gain on
     investments............................         1.08            8.57        1.28        2.03
                                                  -------        --------    --------    --------
  Total from investment operations..........         1.06            8.69        1.48        2.21
                                                  -------        --------    --------    --------
LESS DISTRIBUTIONS
  From net investment income................           --           (0.26)**    (0.20)         --
  In excess of net investment income........        (0.15)             --          --          --
  From net realized gain on investments.....        (2.68)          (1.58)      (0.21)         --
                                                  -------        --------    --------    --------
  Total distributions.......................        (2.83)          (1.84)      (0.41)         --
                                                  -------        --------    --------    --------
NET ASSET VALUE END OF PERIOD...............      $ 17.57        $  19.34    $  12.49    $  11.42
                                                  -------        --------    --------    --------
TOTAL RETURN+...............................         7.05%          78.28%      13.12%      24.00%
RATIOS / SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses............................         1.79%++         1.77%       1.72%       1.78%++
  Interest expense..........................          N/A             N/A        0.04%        N/A
  Total expenses, excluding indirectly paid
     expenses...............................         1.78%++         1.76%        N/A         N/A
  Total expenses, excluding fee waivers &
     expense reimbursements.................         1.81%++         2.49%       9.65%     364.74%++
  Net investment income (loss)..............        (0.21)%++        0.90%       1.60%       3.13%++
PORTFOLIO TURNOVER RATE.....................           61%            205%        169%        115%
AVERAGE COMMISSION RATE PAID PER SHARE......      $0.0593        $ 0.0597    $ 0.0619         N/A
NET ASSETS END OF PERIOD (THOUSANDS)........      $ 9,728        $  2,778    $    263    $      5

---------

#                      Net investment income is based on average shares outstanding during the period.
*                      For the period from March 10, 1995 (commencement of Class operations) to September 30, 1995.
**                     The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.
+                      Initial sales charge or contingent deferred sales charge is not reflected.
++                     Annualized.

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                SIX MONTHS ENDED      YEAR ENDED SEPTEMBER 30,
                                                 MARCH 31, 1998     ----------------------------
                                                  (UNAUDITED)#       1997#      1996#     1995*
                                                ----------------    -------    -------    ------
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD...........      $ 19.14         $ 12.41    $ 11.37    $ 9.19
                                                    -------         -------    -------    ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)..................        (0.07)           0.02**     0.13      0.05
Net realized and unrealized gain on
  investments.................................         1.04            8.49       1.27      2.13
                                                    -------         -------    -------    ------
Total from investment operations..............         0.97            8.51       1.40      2.18
                                                    -------         -------    -------    ------
LESS DISTRIBUTIONS
From net investment income....................           --           (0.20)**   (0.15)       --
In excess of net investment income............        (0.11)             --         --        --
From net realized gain on investments.........        (2.68)          (1.58)     (0.21)       --
                                                    -------         -------    -------    ------
Total distributions...........................        (2.79)          (1.78)     (0.36)       --
                                                    -------         -------    -------    ------
NET ASSET VALUE END OF PERIOD.................      $ 17.32         $ 19.14    $ 12.41    $11.37
                                                    -------         -------    -------    ------
TOTAL RETURN+.................................         6.62%          76.87%     12.49%    23.72%
RATIOS / SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses..............................         2.54%++         2.52%      2.46%     2.51%++
  Interest expense............................          N/A             N/A       0.04%      N/A
  Total expenses, excluding indirectly paid
     expenses.................................         2.53%++         2.51%       N/A       N/A
  Total expenses, excluding fee waivers &
     expense reimbursements...................         2.55%++         3.24%      6.19%    28.70%++
  Net investment income (loss)................        (0.80)%++        0.12%      1.05%     2.00%++
PORTFOLIO TURNOVER RATE.......................           61%            205%       169%      115%
AVERAGE COMMISSION RATE PAID PER SHARE........      $0.0593         $0.0597    $0.0619       N/A
NET ASSETS END OF PERIOD (THOUSANDS)..........      $ 9,349         $ 3,446    $   431    $  160

---------------

#    Net investment income is based on average shares outstanding during the period.
*    For the period from March 10, 1995 (commencement of Class
     operations) to September 30, 1995.
**   The per share amount of net investment income is not in
     accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the
     Fund declared its annual income distribution on December 26,
     1996. The distributions declared on such date were paid
     principally from net investment income earned during the
     previous fiscal year.
+    Initial sales charge or contingent deferred sales charge is not reflected.
++   Annualized.

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  YEAR ENDED SEPTEMBER 30,
                                            SIX MONTHS ENDED   -------------------------------
                                            MARCH 31, 1998#     1997#       1996#       1995*
                                            ----------------   -------     -------     -------
                                              (UNAUDITED)
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD.......      $ 19.13        $ 12.44     $ 11.41     $ 10.87
                                                -------        -------     -------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income (loss)............        (0.07)          0.03**      0.13        0.08
  Net realized and unrealized gain on
     investments..........................         1.04           8.47        1.28        0.46
                                                -------        -------     -------     -------
     Total from investment operations.....         0.97           8.50        1.41        0.54
                                                -------        -------     -------     -------
LESS DISTRIBUTIONS
  From net investment income..............           --          (0.23)**    (0.17)         --
  In excess of net investment income......        (0.11)            --          --          --
  From net realized gain on investments...        (2.68)         (1.58)      (0.21)         --
                                                -------        -------     -------     -------
     Total distributions..................        (2.79)         (1.81)      (0.38)         --
                                                -------        -------     -------     -------
NET ASSET VALUE END OF PERIOD.............      $ 17.31        $ 19.13     $ 12.44     $ 11.41
                                                -------        -------     -------     -------
TOTAL RETURN+.............................         6.63%         76.89%      12.49%       4.97%
RATIOS / SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses..........................         2.52%++        2.52%       2.47%       2.49%++
  Interest expense........................          N/A            N/A        0.04%        N/A
  Total expenses, excluding indirectly
     paid expenses........................         2.51%++        2.51%        N/A         N/A
  Total expenses, excluding fee waivers &
     expense reimbursements...............         2.54%++        3.24%      18.82%     421.54%++
  Net investment income (loss)............         (0.79)%++      0.23%       1.08%       2.55%++
PORTFOLIO TURNOVER RATE...................           61%           205%        169%        115%
AVERAGE COMMISSION RATE PAID PER SHARE....      $0.0593        $0.0597     $0.0619         N/A
NET ASSETS, END OF PERIOD (THOUSANDS).....      $ 3,507        $ 1,673     $   125     $     3

---------

  # Net investment income is based on average shares outstanding during the period.
  * For the period from March 10, 1995 (commencement of Class operations) to September 30, 1995.
 ** The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.
  + Initial sales charge or contingent deferred sales charge is not reflected.
 ++  Annualized.

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                               SEPTEMBER 1, 1993*
                                                           YEAR ENDED SEPTEMBER 30,                 THROUGH
                                SIX MONTHS ENDED   -----------------------------------------      DECEMBER 31,
                                 MARCH 31, 1998     1997#        1996#      1995     1994**#          1993
                                ----------------   -------      -------    ------    -------   ------------------
                                  (UNAUDITED)#
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF
  PERIOD......................      $ 19.49        $ 12.56      $ 11.44    $10.07    $ 10.71         $10.00
                                    -------        -------      -------    ------    -------         ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
    Net investment income.....         0.02           0.16***      0.24      0.23       0.11           0.04
    Net realized and
      unrealized gain (loss)
      on investments..........         1.05           8.63         1.29      1.29      (0.75)          0.72
                                    -------        -------      -------    ------    -------         ------
    Total from investment
      operations..............         1.07           8.79         1.53      1.53      (0.64)          0.76
                                    -------        -------      -------    ------    -------         ------
LESS DISTRIBUTIONS
    From net investment
      income..................        (0.07)         (0.28)***    (0.20)    (0.20)        --          (0.04)
    In excess of net
      investment income.......        (0.08)            --           --        --         --          (0.01)
    From net realized gain on
      investments.............        (2.68)         (1.58)       (0.21)    (0.12)        --             --
                                    -------        -------      -------    ------    -------         ------
    Total distributions.......        (2.83)         (1.86)       (0.41)    (0.32)        --          (0.05)
                                    -------        -------      -------    ------    -------         ------
NET ASSET VALUE END OF
  PERIOD......................      $ 17.73        $ 19.49      $ 12.56    $11.44    $ 10.07         $10.71
                                    -------        -------      -------    ------    -------         ------
TOTAL RETURN..................         7.14%         78.79%       13.57%    17.63%     (5.98)%         7.60%
RATIOS / SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses..............         1.52%+         1.51%        1.46%     1.50%      1.49%+         0.44%+
  Interest expense............          N/A            N/A         0.04%      N/A        N/A            N/A
  Total expenses, excluding
    indirectly paid
    expenses..................         1.51%+         1.50%         N/A       N/A        N/A            N/A
  Total expenses, excluding
    fee waivers & expense
    reimbursements............         1.54%+         2.26%        2.25%     2.70%       2.5%          3.59%+
  Net investment income.......         0.18%+         1.10%        2.02%     2.45%      1.60%+         1.93%+
PORTFOLIO TURNOVER RATE.......           61%           205%         169%      115%       102%            17%
AVERAGE COMMISSION RATE PAID
  PER SHARE...................      $0.0593        $0.0597      $0.0619       N/A        N/A            N/A
NET ASSETS END OF PERIOD
  (THOUSANDS).................      $27,513        $19,459      $10,601    $9,456    $ 8,630         $4,610

---------

  # Net investment income is based on average shares outstanding during the period.
  *  Commencement of class operations.
 ** For the nine months ended September 30, 1994. The Fund changed its fiscal year end from December 31 to September
     30, effective September 30, 1994.
*** The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.
  +  Annualized.

                       See notes to financial statements.

TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
Foster Bam
H. Guy Leibler

INVESTMENT ADVISER
Alpine Management and Research, LLC
122 East 42nd Street, 37th floor
New York, NY 10168

CUSTODIAN
IFTC
801 Pennsylvania
Kansas City, MO 64105

TRANSFER AGENT
BISYS Fund Services, Ohio Inc.
3435 Stelzer Road
Columbus, OH 43219

ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Schulte Roth & Zabel LLP
1177 Third Avenue
New York, NY 10022

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

Alpine U.S. Real Estate Equity Fund
 122 East 42nd Street, 37th floor
       New York, NY 10168

(6/98)

[ALPINE U.S. REAL ESTATE LOGO]

     Alpine
U.S. Real Estate
   Equity Fund

------------------------------
SEMI-ANNUAL REPORT
March 31, 1998